                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report -August 25, 2005
                         -------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
     -----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of July 1, 2005, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2005-B)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-115371-07                 52-2029487
------------------------    ---------------------       ------------------------
(State of Incorporation)    (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.
-------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, AV-2, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the August 25, 2005 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POPULAR ABS, INC.



                                          By: /s/ James H. Jenkins
                                             ----------------------------------
                                             James H. Jenkins,
                                             Executive Vice President and CFO



Dated: August 25, 2005

--------------------------------------------------------------------------------
                                                                   Page 1 of 9

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                AUGUST 25, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS           ORIGINAL        BEGINNING     PRINCIPAL       INTEREST         TOTAL     REALIZED      DEFERRED        ENDING
               FACE VALUE       PRINCIPAL                                                 LOSSES       INTEREST       PRINCIPAL
                                 BALANCE                                                                                BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
  AF1        34,570,000.00   34,570,000.00    715,757.67      119,062.44     834,820.11    0.00          0.00        33,854,242.33
  AF2         5,850,000.00    5,850,000.00          0.00       22,181.25      22,181.25    0.00          0.00         5,850,000.00
  AF3        33,070,000.00   33,070,000.00          0.00      127,319.50     127,319.50    0.00          0.00        33,070,000.00
  AF4         7,250,000.00    7,250,000.00          0.00       29,525.63      29,525.63    0.00          0.00         7,250,000.00
  AF5        28,917,000.00   28,917,000.00          0.00      124,222.61     124,222.61    0.00          0.00        28,917,000.00
  AV1        94,800,000.00   94,800,000.00  1,764,062.87      325,578.75   2,089,641.62    0.00          0.00        93,035,937.13
  AV2        35,079,000.00   35,079,000.00          0.00      124,566.99     124,566.99    0.00          0.00        35,079,000.00
   M1        30,552,000.00   30,552,000.00          0.00      116,214.29     116,214.29    0.00          0.00        30,552,000.00
   M2        19,826,000.00   19,826,000.00          0.00       78,884.07      78,884.07    0.00          0.00        19,826,000.00
   M3         4,550,000.00    4,550,000.00          0.00       18,369.05      18,369.05    0.00          0.00         4,550,000.00
   M4         5,363,000.00    5,363,000.00          0.00       24,414.69      24,414.69    0.00          0.00         5,363,000.00
   M5         3,738,000.00    3,738,000.00          0.00       17,562.11      17,562.11    0.00          0.00         3,738,000.00
   M6         4,063,000.00    4,063,000.00          0.00       21,064.12      21,064.12    0.00          0.00         4,063,000.00
   B1         5,525,000.00    5,525,000.00          0.00       31,866.59      31,866.59    0.00          0.00         5,525,000.00
   B2         5,525,000.00    5,525,000.00          0.00       31,866.59      31,866.59    0.00          0.00         5,525,000.00
   B3         6,338,000.00    6,338,000.00          0.00       36,555.74      36,555.74    0.00          0.00         6,338,000.00
   R                  0.00            0.00          0.00            0.00           0.00    0.00          0.00                 0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS      325,016,000.00  325,016,000.00  2,479,820.54    1,249,254.42   3,729,074.96    0.00          0.00       322,536,179.46
===================================================================================================================================
   X        325,016,893.91  325,016,893.91          0.00            8.86           8.86    0.00          0.00       323,148,305.05
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------    --------------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                 PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------    --------------------------
 CLASS            CUSIP          BEGINNING      PRINCIPAL    INTEREST        TOTAL         ENDING         CLASS     CURRENT PASS-
                                 PRINCIPAL                                                PRINCIPAL                   THRU RATE
-----------------------------------------------------------------------------------------------------    --------------------------
  AF1          73316P ED 8    1,000.00000000  20.70458982   3.44409719   24.14868701     979.29541018      AF1        3.542500%
  AF2          73316P EE 6    1,000.00000000   0.00000000   3.79166667    3.79166667   1,000.00000000      AF2        4.550000%
  AF3          73316P EF 3    1,000.00000000   0.00000000   3.85000000    3.85000000   1,000.00000000      AF3        4.620000%
  AF4          73316P EG 1    1,000.00000000   0.00000000   4.07250069    4.07250069   1,000.00000000      AF4        4.887000%
  AF5          73316P EH 9    1,000.00000000   0.00000000   4.29583325    4.29583325   1,000.00000000      AF5        5.155000%
  AV1          73316P EJ 5    1,000.00000000  18.60825812   3.43437500   22.04263312     981.39174188      AV1        3.532500%
  AV2          73316P EK 2    1,000.00000000   0.00000000   3.55104165    3.55104165   1,000.00000000      AV2        3.652500%
   M1          73316P EL 0    1,000.00000000   0.00000000   3.80381939    3.80381939   1,000.00000000       M1        3.912500%
   M2          73316P EM 8    1,000.00000000   0.00000000   3.97881923    3.97881923   1,000.00000000       M2        4.092500%
   M3          73316P EN 6    1,000.00000000   0.00000000   4.03715385    4.03715385   1,000.00000000       M3        4.152500%
   M4          73316P EP 1    1,000.00000000   0.00000000   4.55243147    4.55243147   1,000.00000000       M4        4.682500%
   M5          73316P EQ 9    1,000.00000000   0.00000000   4.69826378    4.69826378   1,000.00000000       M5        4.832500%
   M6          73316P ER 7    1,000.00000000   0.00000000   5.18437608    5.18437608   1,000.00000000       M6        5.332500%
   B1          73316P ES 5    1,000.00000000   0.00000000   5.76770860    5.76770860   1,000.00000000       B1        5.862060%
   B2          73316P ET 3    1,000.00000000   0.00000000   5.76770860    5.76770860   1,000.00000000       B2        5.862060%
   B3          73316P EU 0    1,000.00000000   0.00000000   5.76770906    5.76770906   1,000.00000000       B3        5.862060%
-----------------------------------------------------------------------------------------------------    --------------------------
TOTALS                        1,000.00000000   7.62984142   3.84367053   11.47351195     992.37015858
=====================================================================================================    ==========================
   X              n/a         1,000.00000000   0.00000000   0.00002726    0.00002726     994.25079467        X        0.000033%
-----------------------------------------------------------------------------------------------------    --------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

--------------------------------------------------------------------------------
                                                                   Page 2 of 9

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                AUGUST 25, 2005
--------------------------------------------------------------------------------
























--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                           ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                        Tel: (212) 623-4484 / Fax: (212)
                   623-5930 Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 3 of 9

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                 AUGUST 25, 2005
--------------------------------------------------------------------------------


Sec. 4.03(a)(i)     Funds Allocable to Certificate Principal


                       Group I Scheduled Principal                    105,383.90
                       Group I Curtailments                            11,488.29
                       Group I Prepayments                            422,463.94
                       Group I Repurchases                                  0.00
                       Group I Liquidation Proceeds                         0.00


                       Group II Scheduled Principal                    67,659.44
                       Group II Curtailments                           12,167.42
                       Group II Prepayments                         1,149,425.87
                       Group II Repurchases                                 0.00
                       Group II Liquidation Proceeds                        0.00


                       Extra Principal Distribution Amount            611,231.68


Sec. 4.03 (a)(ii)   Interest Distribution Amounts


                       Interest Distribution - AF-1                   119,062.44
                       Unpaid Interest - AF-1                               0.00
                       Remaining Unpaid Interest - AF-1                     0.00


                       Interest Distribution - AF-2                    22,181.25
                       Unpaid Interest - AF-2                               0.00
                       Remaining Unpaid Interest - AF-2                     0.00


                       Interest Distribution - AF-3                   127,319.50
                       Unpaid Interest - AF-3                               0.00
                       Remaining Unpaid Interest - AF-3                     0.00


                       Interest Distribution - AF-4                    29,525.63
                       Unpaid Interest - AF-4                               0.00
                       Remaining Unpaid Interest - AF-4                     0.00


                       Interest Distribution - AF-5                   124,222.61
                       Unpaid Interest - AF-5                               0.00
                       Remaining Unpaid Interest - AF-5                     0.00


                       Interest Distribution - AV-1                   325,578.75
                       Unpaid Interest - AV-1                               0.00
                       Remaining Unpaid Interest - AV-1                     0.00


                       Interest Distribution - AV-2                   124,566.99
                       Unpaid Interest - AV-2                               0.00
                       Remaining Unpaid Interest - AV-2                     0.00
--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 4 of 9
          POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                              AUGUST 25, 2005
--------------------------------------------------------------------------------


            Interest Distribution - M-1                          116,214.29
            Unpaid Interest - M-1                                      0.00
            Remaining Unpaid Interest - M-1                            0.00


            Interest Distribution - M-2                           78,884.07
            Unpaid Interest - M-2                                      0.00
            Remaining Unpaid Interest - M-2                            0.00


            Interest Distribution - M-3                           18,369.05
            Unpaid Interest - M-3                                      0.00
            Remaining Unpaid Interest - M-3                            0.00


            Interest Distribution - M-4                           24,414.69
            Unpaid Interest - M-4                                      0.00
            Remaining Unpaid Interest - M-4                            0.00


            Interest Distribution - M-5                           17,562.11
            Unpaid Interest - M-5                                      0.00
            Remaining Unpaid Interest - M-5                            0.00

            Interest Distribution - M-6                           21,064.12
            Unpaid Interest - M-6                                      0.00
            Remaining Unpaid Interest - M-6                            0.00


            Interest Distribution - B-1                           31,866.59
            Unpaid Interest - B-1                                      0.00
            Remaining Unpaid Interest - B-1                            0.00

            Interest Distribution - B-2                           31,866.59
            Unpaid Interest - B-2                                      0.00
            Remaining Unpaid Interest - B-2                            0.00

            Interest Distribution - B-3                           36,555.74
            Unpaid Interest - B-3                                      0.00
            Remaining Unpaid Interest - B-3                            0.00


     Interest Reductions

            Net Prepayment Interest Shortfalls                         0.00
            Relief Act Reductions                                      0.00


            Class AF-1 Interest Reduction                              0.00
            Class AF-2 Interest Reduction                              0.00
            Class AF-3 Interest Reduction                              0.00
            Class AF-4 Interest Reduction                              0.00
            Class AF-5 Interest Reduction                              0.00
            Class AV-1 Interest Reduction                              0.00
            Class AV-2 Interest Reduction                              0.00

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 5 of 9

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                 AUGUST 25, 2005
--------------------------------------------------------------------------------

                         Class M-1 Interest Reduction                                                0.00
                         Class M-2 Interest Reduction                                                0.00
                         Class M-3 Interest Reduction                                                0.00
                         Class M-4 Interest Reduction                                                0.00
                         Class M-5 Interest Reduction                                                0.00
                         Class M-6 Interest Reduction                                                0.00
                         Class B-1 Interest Reduction                                                0.00
                         Class B-2 Interest Reduction                                                0.00
                         Class B-3 Interest Reduction                                                0.00

Sec. 4.03(a)(iii)   Available Funds Shortfall

                         Class AF-1 Available Funds Shortfall                                        0.00
                         Class AF-2 Available Funds Shortfall                                        0.00
                         Class AF-3 Available Funds Shortfall                                        0.00
                         Class AF-4 Available Funds Shortfall                                        0.00
                         Class AF-5 Available Funds Shortfall                                        0.00
                         Class AV-1 Available Funds Shortfall                                        0.00
                         Class AV-2 Available Funds Shortfall                                        0.00
                         Class M-1 Available Funds Shortfall                                         0.00
                         Class M-2 Available Funds Shortfall                                         0.00
                         Class M-3 Available Funds Shortfall                                         0.00
                         Class M-4 Available Funds Shortfall                                         0.00
                         Class M-5 Available Funds Shortfall                                         0.00
                         Class M-6 Available Funds Shortfall                                         0.00
                         Class B-1 Available Funds Shortfall                                         0.00
                         Class B-2 Available Funds Shortfall                                         0.00
                         Class B-3 Available Funds Shortfall                                         0.00

Sec. 4.03(a)(v)     Pool Principal Balances

                         Group I Beginning Pool Balance                                    109,657,127.78
                         Group I Ending Pool Balance                                       109,117,791.65
                         Group II Beginning Pool Balance                                   215,359,766.13
                         Group II Ending Pool Balance                                      214,030,513.40
                         Total Beginning Pool Balance                                      325,016,893.91
                         Total Ending Pool Balance                                         323,148,305.05

Sec. 4.03(a)(vi)    Servicing Fee

                         Group I Servicing Fee                                                  45,690.47
                         Group II Servicing Fee                                                 89,733.24

Sec. 4.03(a)(viii)  Delinquency Advances

                         Group I Delinquency Advances Included in Current Distribution         115,494.22
                         Group I Recouped Advances Included in Current Distribution                  0.00

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Page 6 of 9
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                 AUGUST 25, 2005
--------------------------------------------------------------------------------

            Group I Recouped Advances From Liquidations                                 0.00
            Group I Aggregate Amount of Advances Outstanding                      115,494.22

            Group II Delinquency Advances Included in Current Distribution        302,599.44
            Group II Recouped Advances Included in Current Distribution                 0.00
            Group II Recouped Advances From Liquidations                                0.00
            Group II Aggregate Amount of Advances Outstanding                     302,599.44

Section 4.03(a)(ix) A     Group I and Group II Loans Delinquent

                        -------------------------------------------------------------------------
                                                     Delinquency by Group
                        -------------------------------------------------------------------------
                                                             Group 1
                        -------------------------------------------------------------------------
                          Period            Number       Principal Balance            Percentage
                        -------------------------------------------------------------------------
                          0-30 days          17                 1,942,157.40                1.78%
                        -------------------------------------------------------------------------
                          31-60 days          2                   174,678.58                0.16%
                        -------------------------------------------------------------------------
                          61-90 days          0                         0.00                0.00%
                        -------------------------------------------------------------------------
                          91+days             0                         0.00                0.00%
                        -------------------------------------------------------------------------
                            Total            19                 2,116,835.98                1.94%
                        -------------------------------------------------------------------------

                        -------------------------------------------------------------------------
                                                      Delinquency by Group
                        -------------------------------------------------------------------------
                                                             Group 2
                        -------------------------------------------------------------------------
                           Period           Number       Principal Balance            Percentage
                        -------------------------------------------------------------------------
                          0-30 days          32                 4,852,659.00                2.27%
                        -------------------------------------------------------------------------
                          31-60 days          3                   327,340.00                0.15%
                        -------------------------------------------------------------------------
                          61-90 days          0                         0.00                0.00%
                        -------------------------------------------------------------------------
                          91+days             0                         0.00                0.00%
                        -------------------------------------------------------------------------
                            Total            35                 5,179,999.00                2.42%
                        -------------------------------------------------------------------------


Sec. 4.03 (a)(ix) B       Group I and Group II Loans in Foreclosure

                    ------------------------------------------------------------
                                        Foreclosure by Group
                    ------------------------------------------------------------
                    Group          Number of      Principal Balance   Percentage
                    Number         Loans
                    ------------------------------------------------------------
                      1              0                  0.00              0.00%
                    ------------------------------------------------------------
                      2              0                  0.00              0.00%
                    ------------------------------------------------------------

Sec. 4.03(a)(x),(xi)      Group I and Group II Loans in REO

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

                                                                    Page 7 of 9
--------------------------------------------------------------------------------
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                 AUGUST 25, 2005
--------------------------------------------------------------------------------

             ------------------------------------------------------------
                                    REO by Group
             ------------------------------------------------------------
             Group          Number of      Principal Balance   Percentage
             Number         Loans
             ------------------------------------------------------------
               1              0                   0.00            0.00%
             ------------------------------------------------------------
               2              0                   0.00            0.00%
             ------------------------------------------------------------

                         Market Value of Group I REO Loans                                           0.00
                         Market Value of Group II REO Loans                                          0.00

Sec. 4.03(a)(xii)        Aggregate Stated Principal Balance of the Three Largest Loans

                         Group I Three Largest Loans                                         1,432,616.11
                         Group II Three Largest Loans                                        2,202,000.00

Sec. 4.03(a)(xiii)       Net WAC Cap Carryover

                         Class AF-1 Net WAC Cap Carryover Amounts Due                                0.00
                         Class AF-1 Net WAC Cap Carryover Amounts Paid                               0.00
                         Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                      0.00
                         Class AV-1 Net WAC Cap Carryover Amounts Due                                0.00
                         Class AV-1 Net WAC Cap Carryover Amounts Paid                               0.00
                         Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                      0.00
                         Class AV-2 Net WAC Cap Carryover Amounts Due                                0.00
                         Class AV-2 Net WAC Cap Carryover Amounts Paid                               0.00
                         Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                      0.00
                         Class M-1 Net WAC Cap Carryover Amounts Due                                 0.00
                         Class M-1 Net WAC Cap Carryover Amounts Paid                                0.00
                         Class M-1 Net WAC Cap Carryover Remaining Amounts Due                       0.00
                         Class M-2 Net WAC Cap Carryover Amounts Due                                 0.00
                         Class M-2 Net WAC Cap Carryover Amounts Paid                                0.00
                         Class M-2 Net WAC Cap Carryover Remaining Amounts Due                       0.00
                         Class M-3 Net WAC Cap Carryover Amounts Due                                 0.00
                         Class M-3 Net WAC Cap Carryover Amounts Paid                                0.00
                         Class M-3 Net WAC Cap Carryover Remaining Amounts Due                       0.00
                         Class M-4 Net WAC Cap Carryover Amounts Due                                 0.00
                         Class M-4 Net WAC Cap Carryover Amounts Paid                                0.00
                         Class M-4 Net WAC Cap Carryover Remaining Amounts Due                       0.00
                         Class M-5 Net WAC Cap Carryover Amounts Due                                 0.00
                         Class M-5 Net WAC Cap Carryover Amounts Paid                                0.00
                         Class M-5 Net WAC Cap Carryover Remaining Amounts Due                       0.00
                         Class M-6 Net WAC Cap Carryover Amounts Due                                 0.00
                         Class M-6 Net WAC Cap Carryover Amounts Paid                                0.00
                         Class M-6 Net WAC Cap Carryover Remaining Amounts Due                       0.00
                         Class B-1 Net WAC Cap Carryover Amounts Due                               378.37
                         Class B-1 Net WAC Cap Carryover Amounts Paid                              378.37

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Page 8 of 9
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                 AUGUST 25, 2005
--------------------------------------------------------------------------------

                                       Class B-1 Net WAC Cap Carryover Remaining Amounts Due                        0.00
                                       Class B-2 Net WAC Cap Carryover Amounts Due                                378.37
                                       Class B-2 Net WAC Cap Carryover Amounts Paid                               378.37
                                       Class B-2 Net WAC Cap Carryover Remaining Amounts Due                        0.00
                                       Class B-3 Net WAC Cap Carryover Amounts Due                                434.05
                                       Class B-3 Net WAC Cap Carryover Amounts Paid                               434.05
                                       Class B-3 Net WAC Cap Carryover Remaining Amounts Due                        0.00

Sec. 4.03(a)(xiv)                 Aggregate Principal Balance of Balloon Loans
                                  with Original Terms <= 36 Months and 60+ Contractually Past Due

                                       Group I Aggregate Principal Balance of Balloon Loans                         0.00
                                       Group II Aggregate Principal Balance of Balloon Loans                        0.00

Sec. 4.03 (a)(xv),(xxii)          Realized Losses

                                       Group I Current Period Realized Losses                                       0.00
                                       Group I Cumulative Realized Losses                                           0.00
                                       Group II Current Period Realized Losses                                      0.00
                                       Group II Cumulative Realized Losses                                          0.00

Sec. 4.03 (a)(xvi)                Reserve Fund
                                       Beginning Balance of Reserve Fund                                            0.00
                                       Funds Withdrawn From Reserve Fund For Distribution                           0.00
                                       Funds Deposited to Reserve Fund                                              0.00
                                       Ending Balance of Reserve Fund                                               0.00

Sec. 4.03 (a)(xvii)               Number of Loans Repurchased

                                       Group I Number of Loans Repurchased                                          0.00
                                       Group II Number of Loans Repurchased                                         0.00

Sec. 4.03 (a)(xviii)              Weighted Average Mortgage Rate of Outstanding Loans
                                  (as of first day of related Due Period)

                                       Group I Weighted Average Mortgage Rate                                      7.44%
                                       Group II Weighted Average Mortgage Rate                                     7.36%

Sec. 4.03 (a)(xix)                Weighted Average Remaining Term of Outstanding Loans

                                       Group I Weighted Average Remaining Term                                    340.00
                                       Group II Weighted Average Remaining Term                                   359.00

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts


                                       Overcollateralization Amount                                           612,125.59
                                       Overcollateralization Target Amount                                  8,287,930.79
                                       Overcollateralization Release Amount                                         0.00

--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Page 9 of 9
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-B
                                 AUGUST 25, 2005
--------------------------------------------------------------------------------


                          Overcollateralization Deficiency Amount                                     7,675,805.20

Sec. 4.03 (a)(xxiv)     Trigger Events
                          Has a Trigger Event Occurred and is continuing?                                       NO
                          Cumulative Realized Losses as a percentage of the Original Pool Balance            0.00%
                          Senior Enhancement Percentage                                                     26.45%
                          Senior Specified Enhancement Percentage                                           57.70%

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                          60+ Day Delinquent Loans as a percentage of the current Pool Balance               0.00%

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield Maintenance Agreement                0.00

















--------------------------------------------------------------------------------

JPMORGAN [LOGO]      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.
--------------------------------------------------------------------------------